SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                   FORM 8-K/A, Amendment No. 1

                   CURRENT REPORT PURSUANT
                 TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 30, 1998

TV COMMUNICATIONS NETWORK, INC.
(a Colorado Corporation)

Commission file number 0-18612

I.R.S. Employer Identification Number 84-1062555

10020 E. Girard Avenue, #300
Denver, Colorado  80231
Telephone:  (303) 751-2900

Investor relations contact:

Dennis J. Horner, Vice President of Finance
10020 E. Girard Avenue, #300
Denver, Colorado  80231
Telephone:  (303) 751-2900

Item 4. Changes in Registrant's Certifying Accountant

On March 30, 1998, the Registrant's certifying accountants, Ehrhardt Keefe Steiner & Hottman, P.C. ("EKS&H"), resigned from their representation of the Registrant. On April 6, 1998, the Company filed a Form 8-K regarding that resignation; that filing is incorporated herein by reference.

The Registrant provided EKS&H with a copy of that Form 8-K disclosure and requested EKS&H to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is attached hereto as Exhibit A.

SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TV COMMUNICATIONS NETWORK, INC.

Date:  May 8, 1998

/ss/Omar A. Duwaik
Omar A. Duwaik
PRESIDENT/CEO

/ss/Dennis J. Horner
Dennis J. Horner
VICE PRESIDENT/TREASURER





Exhibit A

April 8, 1998

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for TV Communications Network, Inc. (the "Company") and under the date of May 30, 1997, we reported on the consolidated financial statements of the Company as of and for the years ended March 31, 1997 and 1996.
On March 31, 1998, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated April 6, 1998, and we agree with such statements.

Very truly yours,

/ss/ Ehrhardt Keefe Steiner & Hottman PC
Ehrhardt Keefe Steiner & Hottman PC



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